SCHEDULE 14A
(Rule14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
SIERRA BANCORP
(Name of Registrant as Specified In Its Charter)
PATRICIA L. CHILDRESS
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

i

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED APRIL __, 2008

PATRICIA L. CHILDRESS

c/o Tisdale & Nicholson, LLP

2029 Century Park East, Suite 900

Los Angeles, CA 90067

Attn: Jeffrey A. Tisdale, Esq.

_____, 2008

Dear Fellow Stockholders:

I am the beneficial owner of an aggregate of 665,615 shares of Common Stock of Sierra Bancorp ("Bancorp" or the "Company"), representing approximately 7% of the outstanding Common Stock of the Company. I am conducting this proxy solicitation with my sister, Carol Bates, who is the beneficial owner of an aggregate of 549,124 shares of Common Stock of Bancorp, representing approximately 5.7% of the outstanding Common Stock of the Company. The combined beneficial ownership of stock holdings of me and my sister is 12.7%. For the reasons set forth in the attached Proxy Statement, I do not believe the Board of Directors of the Company is acting in the best interests of its stockholders. I am therefore seeking your support at the annual meeting of stockholders (the "Annual Meeting") scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on May , 2008 at __:__ _.m., local time, for the following:

1.	To elect Patricia L. Childress as a director to the Company's Board of Directors in opposition to the Company's incumbent directors.

2.	To Grant discretionary authority to adjourn the meeting to solicit additional votes.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about April_, 2008.

[If you have already voted a proxy card furnished by the Company's management, you have every right to change your votes by signing, dating and returning a later dated proxy.]

If you have any questions or require any assistance with your vote, please contact The Altman Group which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support,

Patricia L. Childress

* * * PRELIMINARY * * *

ANNUAL MEETING OF STOCKHOLDERS OF
SIERRA BANCORP

PROXY STATEMENT OF
PATRICIA L. CHILDRESS AND CAROL A. BATES

SIERRA BANCORP ANNUAL MEETING. As of the date of this solicitation, Sierra Bancorp, a California corporation ("Bancorp" or the "Company"), has not filed with the Securities and Exchange Commission its proxy statement and notice to stockholders relating to the 2008 Annual Meeting of Stockholders. Based upon Bancorp's bylaws and past practice, it is expected that the meeting will be held at the Bank of Sierra: 90 North Main Street, Porterville, California 93257, on or about May _, 2008 at _____, local time.

STOCKHOLDER NOMINATION. Ms. Patricia Childress has submitted her nomination for election as a director to the Board of Directors of Sierra Bancorp. Ms. Childress beneficially owns an aggregate of approximately 665,615 shares of common stock in Bancorp, representing approximately 7.0% of the 9,591,088 shares outstanding as of January 31, 2008.

WHITE PROXY CARD. This proxy statement and the enclosed WHITE proxy card (the "WHITE proxy card") are being furnished to you, the stockholders of Bancorp, by Ms. Patricia L. Childress, who is a nominee for election by the common stockholders, and by Carol A. Bates, who is participating in this solicitation.

SOLICITATION OF PROXIES FOR MS. CHILDRESS. Ms. Childress and Ms. Bates are soliciting proxies to be used at the 2008 Annual Meeting of Stockholders of Bancorp, and any adjournments or postponements thereof (the "Annual Meeting"). Pursuant to this proxy statement, Ms. Childress and Ms. Bates are soliciting proxies from holders of shares of Bancorp common stock to vote FOR the election of Patricia L. Childress as a director of the Company to represent the interests of the public stockholders.

RECORD DATE. As stated, as of the date of this proxy statement, Bancorp has not filed its proxy statement. The bylaws and California law state that such date cannot be more than 60 but not less than 10 days before the date chosen for the shareholders' meeting. It is expected that such date will be sometime between March __, 2008 and April _, 2008 and only Bancorp stockholders of record at the close of business will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

To elect STOCKHOLDER-NOMINATED REPRESENTATION ON THE BOARD,
Bancorp common stockholders should VOTE FOR
the election of PATRICIA L. CHILDRESS as a director of the Company.

* * * * * * *

This proxy statement and the accompanying WHITE proxy card are first being mailed to stockholders on or about April 22, 2008.

A proxy may be given by any person who holds shares of Bancorp common stock. Whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed WHITE proxy card and return it in the postage-paid envelope provided to The Altman Group, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, telephone (866) 387-0017.

Since only your latest dated proxy card will count, we urge you not to return any non-white proxy card you receive from the Company. Even if you have already returned a non-white proxy card sent to you by the Company, you have a right to change your vote by signing, dating and returning a later dated proxy card or by voting in person at the Annual Meeting. By completing and returning the WHITE proxy card, any previous proxy card you may have previously sent to the Company will be automatically revoked. It is very important that you DATE YOUR WHITE PROXY CARD because your latest-dated proxy is the only one that counts.

All valid proxies received before the Annual Meeting will be voted, and stockholders have the power to revoke their proxies at any time before they are exercised.

Please do not return any proxy sent to you by the Company.

REASONS TO VOTE FOR PATRICIA L. CHILDRESS AS DIRECTOR

The following is a summary of Ms. Childress's views and the reasons why Ms. Childress is seeking representation on the board of directors at the Annual Meeting:

The common stockholders can elect four directors to the Company's board of directors. Ms. Childress should be one of these four.

Ms. Childress WILL WORK TO SAFEGUARD AND ENHANCE STOCKHOLDER VALUE. Once elected as a member of the board of directors of Bancorp, Ms. Childress will WORK HARD to safeguard and enhance stockholder value. Ms. Childress believes that Bancorp's performance will be enhanced if the board includes a director NOMINATED BY STOCKHOLDERS.

For more information on how Ms. Childress will work to realize value for all stockholders of Bancorp, please read the section below entitled "Statement in Support."

BACKGROUND TO SOLICITATION

                One or more members of the Childress family have been the largest shareholder(s) of the Bank of the Sierra as a result of share acquisitions after its organization in 1977. Ms. Childress's and Ms. Bates's father was a large shareholder and, through estate and gift transfers, the bulk of his holdings were divided among his three children. From 1994 until December 18, 2006, Ms. Childress's and Ms. Bates's brother, Gregory Childress, had served SB and the Bank as a director.

                As a result of the substantial portion of the Childress family's net worth related to such share holdings and as a result of the historical involvement by members of the family, Ms. Childress and Ms. Bates believe Ms. Childress should serve as a director and also believe her involvement would provide solid business acumen and a fresh approach to the existing board of directors which would benefit SB and its shareholders.

                Ms. Childress's Nomination. On December 17, 2007, counsel for Ms. Childress and Ms. Bates contacted counsel for the Company regarding a request to have the board of directors nominate Ms. Childress as part of its slate of nominees for election to the board at the 2008 annual shareholders' meeting. On December 19, 2008, this request was followed up by providing biographical information regarding Ms. Childress. The request to include Ms. Childress was rejected at the board meeting held on December 20, 2007. Accordingly, on December 28, 2007, Ms. Childress sent a letter to the Company in which she provided notice of her intention to nominate herself at the Annual Meeting for election by the common stockholders to serve as a director of the board of directors of the Company.

                Ms. Childress's and Ms. Bates's Filing on 13D. On March 26, 2008, Ms. Childress Ms. Bates, jointly filed a Schedule 13D in which it was disclosed that Ms. Childress is working with Ms. Bates, who is the beneficial owner of 549,124 shares of Bancorp, to take action to enhance governance, oversight and stockholder value by nominating herself as a candidate for director of the board of directors of the Company.

STATEMENT IN SUPPORT

Benefits of Nominations by Common Stockholders.

Currently, there are eight directors on the board of directors of the Company. Pursuant to the Company's Articles of Incorporation, the board of directors is divided into two classes, designated Classes I and II. The directors serve staggered two-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the 2008 Meeting, shareholders will be asked to elect four Class I directors whose terms expire this year, for an additional term of two years.

Ms. Childress and Ms. Bates believe that independence from management is important for purposes of representing the interests of the common stockholders. They also believe that individuals nominated by stockholders are more likely to advocate business practices intended to increase the returns to public stockholders and are therefore better positioned to bring a diversity of perspectives to the board.

Conclusion

For each of the reasons outlined above, Ms. Childress and Ms. Bates believe that the common stockholders need a new director to represent them on the Company's board of directors to ensure that the voices of the common stockholders are heard. Accordingly, Ms. Childress and Ms. Bates urge you to vote for Ms. Childress as a director for the common stockholders at the Annual Meeting by signing, dating and returning the WHITE proxy card in the enclosed postage-prepaid envelope. Ms. Childress has consented to being named in this proxy statement and to serve if elected to Bancorp's board of directors.

ABOUT MS. CHILDRESS AND MS. BATES

PATRICIA L. CHILDRESS is an investor and farmer in the local community served by Bank of Sierra. She has a Bachelor of Science and a Master of Science from Cal Poly State University in San Luis Obispo, has taught recreational management classes at Stanislaus State College in Turlock, California and is an astute business woman. From 1981 to the present she served as a business manager of Childress, Bates, Childress Inc., a successful farming business, while she concurrently served as a General Partner in CPG Ranch, also a successful farming business. Both businesses are located in Porterville. In addition, she has invested in, developed and sold various real estate projects over the years and, along with Ms. Bates, has been actively overseeing the Childress family estate.   Ms. Childress grew up in Porterville and her family has deep roots in the community. Ms. Childress is committed to the success of Sierra Bancorp and its subsidiary, Bank of Sierra. The combined beneficial ownership of stock holdings of Ms. Childress and Ms. Bates is 12.7%.

MS. CHILDRESS IS A STOCKHOLDER, JUST LIKE YOU. As a significant stockholder, Ms. Childress desires to bring her business and shareholder perspective to the board to ensure that new ideas and ways of banking are part of the decision making in these challenging times for the benefit of Bancorp and its stockholders. MS. CHILDRESS IS NOT A CURRENT OR FORMER BANCORP INSIDER. Her decisions are not dictated by a salary or any annual payments from the Company, or any historical relationships with Bancorp management or other directors. Accordingly, her interests as an investor are aligned with the interests of other stockholders whose investment decisions are based on safeguarding and increasing stockholder value.

MS. BATES is a farmer in the local community served by Bank of Sierra. Ms. Bates received her Associate's degree from Porterville College and studied for a semester at Fresno State University. From 1980 to the present she has served as a senior officer of Childress, Bates, Childress Inc., a successful farming business. Additionally, since 2006 she has been a 50% Partner in CPG Ranch, also a successful farming business. Both businesses are located in Porterville. Ms. Bates has spent most of her life in Porterville and, as a result, has close ties to the community. As a significant stockholder of Sierra Bancorp, Ms. Bates is dedicated to increasing stockholder value. She believes that the election of her sister, Ms. Childress, will help to ensure Sierra Bancorp's continued success.

GENERAL VOTING PROCEDURES

To vote FOR the election of Patricia L. Childress as a director of the Company, please sign and date the enclosed WHITE proxy card and return it to Ms. Childress's and Ms. Bates's proxy solicitor, The Altman Group, Inc. ("The Altman Group"), in the enclosed postage-prepaid envelope. Submitting the proxy will not affect your right to attend the Annual Meeting and vote in person.

QUESTIONS & ANSWERS ABOUT VOTING PROCEDURES

How do I vote in person if I am a record holder?

If you hold shares of Bancorp common stock on the Record Date, which date will be established by the Company and, based upon past practices, is expected to be late March or early April 2008, you may attend the Annual Meeting and vote in person.

How do I vote by proxy if I am a record holder?

To vote by proxy, you should complete, sign and date the enclosed WHITE proxy card and return it promptly in the enclosed postage-prepaid envelope. To be able to vote your shares in accordance with your instructions at the Annual Meeting, Ms. Childress's and Ms. Bates's solicitor must receive your proxy as soon as possible but, in any event, prior to the meeting. You may vote your shares without submitting a proxy, if you vote in person.

What if I am not the record holder of my shares?

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You may have received either a WHITE proxy card from the record holder (which you can complete and send directly to The Altman Group) or an instruction card (which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a WHITE proxy card or an instruction card, you may contact the record holder directly to provide it with instructions. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple WHITE proxy cards or voting instruction cards. For example, if you hold shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which your shares are held. You should complete, sign, date and return each WHITE proxy card and voting instruction card you receive.

You may also receive a non-white proxy or voting instruction card that is being solicited by the Company's board of directors. Ms. Childress and Ms. Bates urge you to discard any non-white proxy card or voting instruction card sent to you by the Company. If you have previously signed a non-white proxy card or voting instruction card sent by the Company, we urge you to sign, date and promptly mail the enclosed WHITE proxy card or voting instruction card before the Annual Meeting. By doing so, you will revoke any earlier dated proxy card or voting instruction card solicited by the Company's board of directors. It is very important that you date your proxy. It is not necessary to contact the Company for your revocation to be effective.

If you have questions or need assistance, please contact The Altman Group at (866) 387-0017.

What is a "legal proxy," and when would I need one?

If you do not have record ownership of your shares and want to vote in person at the Annual Meeting, or if you are voting for someone else at the Annual Meeting, you may obtain a document called a "legal proxy" from the record holder of the shares or such other person and bring it to the Annual Meeting. If you need assistance, please contact The Altman Group at (866) 387-0017.

What should I do if I receive a non- white proxy card from Bancorp's management?

Proxies on the non-white proxy card are being solicited by the Company's management. If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not subsequently sign or return the non-white proxy card or follow any voting instructions provided by the Company, unless you intend to change your vote, because only your latest dated proxy will be counted.

                If you have already sent a non-white proxy card to the Company, you may revoke it and vote with Ms. Childress by signing, dating and returning the enclosed WHITE proxy card.

What if I want to revoke my proxy or change my voting instructions?

If you give a proxy, you may revoke it at any time before it is voted on your behalf. If you hold shares in your own name (i.e., not through a bank or brokerage firm), you may revoke the prior proxy by:

  delivering a later dated proxy to Ms. Childress's and Ms. Bates's proxy solicitor, using the enclosed postage-prepaid envelope; or

  delivering a later dated proxy to the Secretary of Bancorp; or

  delivering a written revocation to either Ms. Childress's and Ms. Bates's proxy solicitor or the Secretary of  Bancorp; or

  voting in person at the Annual Meeting.

                If you hold your shares in street name, you may change your vote by:

  submitting a new proxy card or voting instruction form to your broker or nominee; or

  attending the Annual Meeting and voting in person, provided you have obtained a signed legal proxy from the record holder giving you the right to vote your shares.

If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Secretary of Bancorp or by submitting new voting instructions to your broker or nominee, Ms. Childress and Ms. Bates would appreciate if you would assist us in representing the interests of stockholders on an informed basis by either sending The Altman Group a copy of your revocation, proxy or new voting instructions or by calling them at (866) 387-0017.  Remember, your latest-dated proxy is the only one that counts.

If I plan to attend the Annual Meeting, should I still submit a proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to submit a WHITE proxy. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.

Who can vote?

You are eligible to vote or to execute a proxy only if you owned shares of common stock of the Company on the Record Date. Even if you sell your shares after the Record Date, you will retain the right to execute a proxy in connection with the Annual Meeting. It is important that you grant a proxy regarding shares you held on the Record Date, or vote those shares in person, even if you no longer own those shares. According to the Company's current report on Form 10K filed with the Securities and Exchange Commission on March13, 2008, approximately 9,591,088 shares of the Company's common stock were issued and outstanding as of January 31, 2008.

How many votes do I have?

With respect to each matter to be considered at the Annual Meeting, you are entitled to one vote for each share of common stock owned on the Record Date. Based on documents publicly filed by the Company, the Company's only outstanding voting securities are its common stock.

How will my shares be voted?

If you give a proxy on the accompanying WHITE proxy card with instructions, your shares will be voted as you direct. If you submit a signed WHITE proxy card to Ms. Childress's and Ms. Bates's proxy solicitor without instructions, your shares will be voted FOR the election of Ms. Childress as a director of Bancorp and proxies held by Ms. Childress will vote FOR any proposal by Ms. Childress to adjourn the meeting, unless the signed WHITE proxy contains instructions to the contrary. Submitting a signed WHITE proxy card without instructions will entitle Ms. Childress to vote your shares in her discretion on matters not described in this proxy statement that Ms. Childress does not know, a reasonable time before this solicitation, are to be presented at the Annual Meeting and that properly come before the Annual Meeting, or any adjournment or postponement thereof.

                If Bancorp stockholders holding shares of Bancorp stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker "non-votes."

                Unless a signed proxy specifies otherwise, it is presumed to relate to all shares held of record on the Record Date by the person who submitted it.

What is a quorum and why is it necessary?

A quorum of stockholders is necessary to have a valid stockholders' meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Shares held by the Company in its treasury do not count toward the quorum.

What vote is required to elect a director and approve each proposal and how will votes be counted?

The Company currently has eight directors, each of whom serves for a two-year term or until his or her successor is elected and qualified, or until such individual's earlier resignation or removal. The Company's common stock is the only class of securities entitled to be voted at the Annual Meeting. The common stockholders have the right to elect 4 directors at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held of record by such stockholder as of the close of business on the Record Date. Directors elected by the common stockholders are elected by the affirmative vote of stockholders holding a plurality of shares of common stock, in attendance at the meeting, either in person or by proxy.

Can the meeting be adjourned or postponed?

The Company's Bylaws provide that, if a quorum is not present, a stockholders' meeting may be adjourned, from time to time and without notice other than announcement at the meeting, by those stockholders present in person, until a quorum is present. If adjournment is for more than 30 days or if, after the adjournment, a new record date is set, a notice of the adjourned meeting must be given to each stockholder entitled to vote at the meeting.

How can I receive more information?

If you require assistance or have questions about giving your proxy or about this proxy solicitation by Ms. Childress and Ms. Bates, please call The Altman Group at (866) 387-0017.

PROXY REVOCATION RIGHTS

Any stockholder who has executed and returned a proxy, whether solicited by the Company or by Ms. Childress and Ms. Bates, may revoke it at any time before the proxy is voted. A proxy may be revoked by sending a written revocation of such proxy to Ms. Childress or to the Secretary of the Company, by submitting another proxy with a later date marked on it, or by appearing in person at the Annual Meeting and voting. If, however, you hold your shares through a bank or broker and wish to vote at the Annual Meeting, you will need to obtain a legal proxy from that firm in order to be able to vote in person. Attendance at the meeting will not, by itself, revoke a proxy unless you actually vote at the meeting.

Remember, only the latest dated proxy card will be counted. Therefore, Ms. Childress and Ms. Bates urge you to sign and return the WHITE proxy card accompanying this proxy statement.

There is no limit on the number of times that a stockholder may revoke a proxy prior to the Annual Meeting. If you send written revocation of your proxy to the Secretary of the Company, Ms. Childress and Ms. Bates request that you send either the original or a copy of that revocation to The Altman Group at the address on the last page of this proxy statement. This will allow Ms. Childress and Ms. Bates to more accurately determine if and when the requisite number of proxies have been received.

PLEASE NOTE, that in order to vote FOR the election of Ms. Childress as a director of Bancorp, you will need to complete and return the WHITE proxy card, regardless of whether or not you send a revocation.

PROXY SOLICITATION AND EXPENSES

Proxies may be solicited by mail, telephone, telefax, telegraph, e-mail, newspapers and other publications of general distribution and in person. In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. Ms. Childress will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials.

Ms. Childress has retained The Altman Group, Inc. to solicit proxies in connection with the Annual Meeting. The Altman Group, Inc. may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries. Ms. Childress has agreed to reimburse The Altman Group, Inc. for its reasonable expenses and to pay it fees in connection with the proxy solicitation. It is currently expected that the fees payable to The Altman Group, Inc. in connection with this proxy solicitation will not exceed $25,000. To date, The Altman Group has received $12,500 for its services.

In addition to the costs related to the engagement of The Altman Group, Inc., costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items. Ms. Childress and Ms. Bates are bearing the entire expense of this proxy solicitation. Total expenditures are expected to be approximately $__,000 to $__,000. Total payments of costs to date are approximately $26,000.

Ms. Childress will seek reimbursement of all solicitation expenses from the Company and does not currently intend to seek a vote of the stockholders for approval of such reimbursement.

INFORMATION ABOUT THE PARTICIPANTS IN THIS SOLICITATION OF PROXIES

                This proxy solicitation is being conducted by Ms. Childress and her sister, Carol Bates, both of whom are described above. As a group, they beneficially own approximately 12.7% of the outstanding Common Stock of the Company. Each of them is deemed to be a participant (the "Participants") in this proxy solicitation within the meaning of the federal securities laws. The percentages used herein, unless otherwise stated, are based upon 9,591,088 shares of Common Stock outstanding on January 31, 2008 as reported by the Company in it's Annual Report on Form 10K filed March 13, 2008. The relationship and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

                Additional information concerning Ms. Childress and Ms. Bates is set forth in Annex A to this proxy statement. Information concerning Ms. Childress's and Ms. Bates's beneficial ownership of Bancorp common stock is set forth in Annex B to this proxy statement. All information contained in Annexes A and B is incorporated into this proxy statement by reference. Information in this proxy statement about Ms. Childress was provided by Ms. Childress and information about Ms. Bates was provided by Ms. Bates.

GROUP AGREEMENTS

                Ms. Childress and Ms. Bates have a verbal agreement to work together and share the expense of this solicitation of proxies in support of the election of Ms. Childress at the 2008 Annual Meeting of Shareholders. If Ms. Childress is elected, Ms. Bates will not receive any compensation from Ms. Childress and Ms. Childress will be paid only such fees as are established by the existing board of directors for non-employee directors.

INFORMATION ABOUT SIERRA BANCORP

                Based upon information provided in Bancorp's Form 10-K, the mailing address of Bancorp's principal executive office is 86 North Main Street, Porterville, California 93257, telephone (559) 782-4900.

The Company's proxy statement for the 2008 annual shareholders' meeting should be available soon and it will set forth updated information with respect to Bancorp's directors and officers share holdings of common stock.

Except as otherwise noted herein, the information in this proxy statement concerning Bancorp has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although Participants do not have any knowledge indicating that any statement contained herein is untrue, Participants do not take any responsibility for the reliability or completeness of statements taken from public documents and records that were not prepared by or on her behalf, or for any failure by Bancorp to disclose events that may affect the significance or accuracy of such information. .

OTHER MATTERS TO BE VOTED UPON

The WHITE proxy card provides you the opportunity to vote on the Company's proposals, other than the election of directors by the Company's stockholders. For more information about these proposals, please refer to the proxy statement and form of proxy to be distributed by the Company.

If no direction is given, proxies held by Ms. Childress will vote FOR, and recommends that common stockholders vote FOR the following proposals:

   Proposal 1 - Election of Patricia L. Childress as director,

   Proposal 2 - Grant of discretionary authority to adjourn meeting to solicit additional votes

Proxies held by Ms. Childress will vote FOR any proposal by Ms. Childress to adjourn the meeting, unless the signed WHITE proxy contains instructions to the contrary.

YOUR VOTE IS IMPORTANT.

Your vote could determine if the stockholders have an adequate voice in the affairs of this Company.
Let your voice be heard.

Please mark, sign and date the enclosed WHITE proxy card and return it promptly in the enclosed postage-prepaid envelope.

* * * * * * *

Questions or requests for additional copies of this proxy statement should be directed to:

The Altman Group

(866) 387-0017

JUDGMENTS, ESTIMATES AND FORWARD-LOOKING STATEMENTS

The views expressed in this proxy statement are judgments, which are subjective in nature and, in certain cases, forward-looking in nature. This proxy statement may also contain estimates made without the benefit of actual measurement. Forward-looking statements and estimates by their nature involve risks, uncertainties and assumptions. Forward-looking statements and estimates are inherently speculative in nature and are not guarantees of actual measurements or of future developments. Actual measurements and future developments may and should be expected to differ materially from those expressed or implied by estimates and forward-looking statements. Ms. Childress and Ms. Bates do not assume any obligation and do not intend to update these forward-looking statements. The information contained in this proxy statement does not purport to be an appraisal of any business or business unit or to necessarily reflect the prices at which any business or business unit or any securities actually may be bought or sold. In addition, where quotations have been used, permission to use such quotations was neither sought nor obtained.

                The views expressed in this proxy statement are those of Ms. Childress and Ms. Bates. These views are premised on not only Ms. Childress's and Ms. Bates's individual business and financial experience but more importantly, on their expectations for future Company performance. However, your personal expectations for the Company could differ from those of Ms. Childress and Ms. Bates. Thus, the views expressed in this proxy statement do not constitute a recommendation by Ms. Childress nor Ms. Bates to any holder of shares of Bancorp common stock with respect to how such stockholder should vote his or her shares. Instead, Ms. Childress and Ms. Bates recommend that, prior to voting by proxy or in person at the Annual Meeting, each stockholder analyze the views expressed herein in conjunction with his/her/its own expectations for the Company's future performance and profitability.

ANNEX A

RELATIONSHIP BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS
WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES

Ms. Patricia L. Childress and Ms. Carol A. Bates, as concerned stockholders, are participants in the solicitation of proxies for the Annual Meeting, as that term is defined under federal securities laws.

Neither Ms. Childress nor Ms. Bates currently holds any position or office with the Company. Furthermore, no arrangements or understandings exist between Ms. Childress or Ms. Bates and any other person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or its affiliates will or may be a party. No arrangements or understandings exist with any person at the Company or its affiliates pursuant to which Ms. Childress is to be elected as a director. Neither Ms. Childress nor Ms. Bates have any family relationship with any director or executive officer of the Company. Neither Ms. Childress nor Ms. Bates are and have not been engaged in any legal proceedings in the past ten years relating to bankruptcy, criminal proceedings, violations of the securities laws, violations of the Federal commodities laws, or injunctions from engaging in certain business activities. Neither has been convicted in a criminal proceeding during the past ten years. Additionally, neither Ms. Childress nor Ms. Bates are, nor is any associate of either, a party adverse to the Company in a material proceeding, nor does either Ms. Childress or Ms. Bates otherwise have a material interest adverse to the Company.

Except as described in the paragraphs that follow, neither Ms. Childress nor Ms. Bates has, nor does any company with which Ms. Childress or Ms. Bates are associated have, any business relationship with the Company. Other than with respect to their verbal agreement to work together in this proxy solicitation, neither is a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. Neither Ms. Childress nor Ms. Bates are and have not in the last year, nor has any family member of either, been indebted to the Company for an amount exceeding $120,000 and does not have any interest in any transactions, involving an amount exceeding $120,000, to which the Company is a party.

Ms. Childress is the record holder of 632,942 shares and may be deemed to beneficially own 665,615 shares of common stock of the Company. Ms. Bates is the record holder of 516,451 shares and may be deemed to beneficially own 549,124 shares of common stock of the Company. Additional information regarding Ms. Childress and Ms. Bates has been publicly disclosed in the Company's proxy statements and Ms. Childress's and Ms. Bates's filings under the Securities Exchange Act of 1934, as amended. Ms. Childress's and Ms. Bates's address is: c/o Tisdale & Nicholson, LLP, 2029 Century Park East, Suite 900, Los Angeles, California 90067. Set forth below in Annex C is a list of purchases and sales of Bancorp shares by either Ms. Childress or Ms. Bates within the last two years.

ANNEX B

BENEFICIAL OWNERSHIP OF BANCORP COMMON STOCK BY
MS. PATRICIA L. CHILDRESS AND MS. CAROL A. BATES

(1) Title of class	(2) Name and	(3) Amount and	(4) Percent of class
	address	nature of beneficial
	of beneficial owner	ownership
Common Stock Common Stock

Patricia L. Childress
c/o Tisdale & Nicholson, LLP

2029 Century Park East

Suite 900

Los Angeles, CA 90067

Carol A. Bates

c/o Tisdale & Nicholson, LLP

2029 Century Park East

Suite 900

Los Angeles, CA 90067

		665,615 549,124	7.0% 5.7%

ANNEX C

PURCHASE AND SALE OF SECURITIES BY
MS. CHILDRESS AND MS. BATES

The following table sets forth information with respect to purchases and sales by Ms. Childress and Ms. Bates during the past two years. The transactions listed below were made on the open market at market prices.

SIERRA BANCORP

Name	Date	Purchase	Sale
Patricia Childress	1/3/2008	2500
	1/3/2008	861
	1/3/2008	639
	1/4/2008	1000
	1/4/2008	1343
	1/4/2008	700
	1/4/2008	400
	1/16/2008	2000
	3/1/2008	1000
	4/2/2008	305
	4/3/2008	2195
	4/3/2008	1300
	4/4/2008	1200

Carol Bates	1/18/2008	2000
	1/18/2008	1501
	1/18/2008	496
	3/03/2008	250

* * * PRELIMINARY * * *

SIERRA BANCORP

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY PATRICIA L. CHILDRESS,
NOT BY THE BOARD OF DIRECTORS OF SIERRA BANCORP

The undersigned holder of shares of common stock of Sierra Bancorp, a California corporation (the "Company"), hereby appoints Patricia L. Childress (the "Proxy") as proxy of such holder, with full powers of substitution and resubstitution, to represent the undersigned and vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company, to be held at the [Company's corporate offices, 86 North Main Street, Porterville, California 93257], on May __, 2008 at a time to be determined, and any adjournment or postponement thereof. The undersigned hereby grants the Proxy the authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein. The undersigned hereby acknowledges receipt of the Proxy Statement of Patricia L. Childress.

This proxy, when properly executed, will cause your shares to be voted as you direct.
If you return this proxy, properly executed, without specifying a choice, your shares will be voted FOR Proposal 1 and Proposal 2.

PROPOSAL 1 - Election of Patricia L. Childress as Director

Election of Patricia L. Childress as a director of the Company.

ELECTION OF DIRECTOR:	o FOR the nominee listed to the left.	o WITHHOLD AUTHORITY
Patricia L. Childress		to vote for the nominee listed to the left.

PROPOSAL 2 - Grant of Discretionary Authority to Adjourn Meeting

Grant of discretionary authority to adjourn the meeting to solicit additional proxies.

o FOR	o AGAINST	o ABSTAIN

PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponements thereof, as set forth in the proxy statement provided herewith.

                Please sign your name exactly as it appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President and other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

Dated:

Signature

Signature, if held jointly

Title:

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

If you have any questions or need help voting your shares, please call

The Altman Group, Inc., toll free at (866) 387-0017.